www.thesba.com
Newtek Business Services Corp.
“The Small Business Authority®”
NASDAQ: NEWT
Hosted by:
Barry Sloane, President & CEO         Jennifer Eddelson, EVP & CAO
Investor Relations Public Relations
Newtek Investor Relations Newtek Public Relations
Jayne Cavuoto
Director of Investor Relations
jcavuoto@thesba.com
(212) 273-8179
Simrita Singh
Director of Marketing
ssingh@thesba.com
(212) 356-9566
Full Year 2014
Financial Results Conference Call
March 26, 2015 4:15pm ET

www.thesba.com

Safe Harbor Statement
Statements in this presentation including statements regarding Newtek's beliefs, expectations, intentions or strategies for the future, and discussion of our financial condition and results of operations, is intended to assist in the understanding and assessment of significant changes and trends related to the results of operations and financial position of the Company together with its subsidiaries, and may be
"forward-looking statements". This discussion and analysis should be read in conjunction with the consolidated financial statements and the accompanying notes which will be contained in the Company’s Form 10-K for the year ended December 31, 2014. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions, which could cause Newtek’s actual results to differ from management’s current expectations, are contained in Newtek’s filings with the Securities and Exchange Commission and available through http://www.sec.gov/

www.thesba.com

Company Highlights
Conversion to a BDC on November 12, 2014
NEWT closing price 3/25/2014: $19.64
Market capitalization at 3/25/2014: $200.3 million
Dividend declared
Since conversion, institutional ownership increased by over 40% from September 30,
2014 to December 31, 2014
Lower cost of capital
Management hopeful to be able to grow NAV, dividend and business enterprise
11/12/2014 3/25/2015
NEWT Close $12.65 $19.64
Market Capitalization $129.0 million $200.3 million

www.thesba.com

BDC Conversion – Financial Comparison Note
On November 12, 2014, Newtek Business Services Inc. successfully completed its conversion from an operating company to an internally managed BDC and merged with and into Newtek Business Services
Corp. (the “Company”). As a result of this conversion, the Company is reporting GAAP financial results as an operating company from January 1, 2014 through November 11, 2014, and GAAP financial results as a BDC from November 12, 2014 through December 31, 2014. Due to the conversion, and the required adoption of new accounting methodologies under the BDC structure, there are no prior-
period results to allow for a year-over-year comparison of the Company’s financial results.

www.thesba.com

BDC Conversion
October 22, 2014: NEWT effected a 1 for 5 reverse stock split and all share data has been adjusted to reflect the reverse stock split; closing stock price as of 03/25/15: $19.64
November 12, 2014: successfully completed conversion from an operating company to an internally managed BDC and merged with and into Newtek Business Services Corp.
Internally managed BDC with no base or incentive fees paid to an external manager
Predominantly wholly own and manage portfolio companies, which provide recurring revenue that is not traditionally credit sensitive
November 18, 2014: closed equity offering of 2.53 million shares (100% primary shares plus underwriter option) of common stock at public offering price of $12.50 per share and received total gross proceeds of $31.625 million
January 1,
2015:
Elected to be treated, and intend to qualify annually thereafter, as a regulated investment company (“RIC”). As a RIC, the Company generally will not be required, for federal tax purposes, to pay corporate-
level U.S. federal income taxes on any income that is distributed to stockholders
January 31, 2015: Added to the Wells Fargo Business Development Company Index (Symbol: WFBDC)
*As of March 23, 2015. Based on the following public comparable companies: HTGC, KCAP, MAIN, TCAP
– Internally managed BDC public comparables currently trade at a median price to NAV of approximately 1.4x*
– Plan to use proceeds to expand financing activities and primarily increase activity in SBA 7(a) lending, as well as make direct investments in portfolio companies
– Joint Book-Runners: JMP Securities LLC, Ladenburg Thalmann; Co-Manager: Lebenthal & Co., LLC

www.thesba.com

BDC Conversion – Unlocking Shareholder Value
Net Asset Value (“NAV”) of $16.31 per share at December 31, 2014; higher than previously announced June 30,
2014 pro forma NAV of $15.50 per share
Currently forecasting annual cash dividend of $1.81 in 2015, subject to Board approval
Expect significant loan funding and balance sheet growth in 2015
Significant uptick in dollar-based trading volume of NEWT; increased liquidity and market capitalization
– Dollar-based average daily trading volume increased from $161K for September 2014 to $2.2 million thus far for
March 2015
Increased recognition from investment community
– Considerably greater institutional ownership
– Initiation of additional research coverage by JMP Securities, LLC; hopeful for additional research coverage
– Added to the Wells Fargo Business Development Company Index (Symbol: WFBDC)
Access to lower cost debt and equity capital
Our new-found ability to acquire and finance portfolio companies within our known market segments will enhance shareholder value
Institutional ownership of approximately 35%
Founders, Board, senior management and institutional ownership combined is 50% at a minimum
.
.

www.thesba.com

CapitalOne, N.A., Bank Line
Restructured $50 million CapitalOne, N.A., bank line of credit (subject to approval by the Small Business
Administration)
– Holding-company only guarantee
– Ability to distribute dividend
Prior line of credit collateralized by:
– Newtek Merchant Solutions
– Newtek Managed Technology Solutions
– Newtek Insurance Agency
– Newtek Payroll Solutions
All assets under Newtek Business Services Corp.
All other assets will now be available to re-lever up, subject to $9 million of other Capital One, N.A., bank line debt

www.thesba.com

Net Asset Value
NAV of $16.31 per share at December 31, 2014
– An increase from previously reported June 30, 2014 pro forma NAV of $15.50 per share
– An increase of approximately 50% over book value at December 31, 2013 of $10.88 per share
– Over 2x the book value at December 31, 2010 of $7.79 per share
$7.79
$8.28
$9.79
$10.88
$16.31
$0.00
$3.00
$6.00
$9.00
$12.00
$15.00
$18.00
2010 2011 2012 1013 2014
Growth of Book Value/NAV
Newtek Business Services Corp.
Book Value/NAV

www.thesba.com

Dividend Highlights
March 19, 2015, declared first cash dividend of $0.39 per share; $0.01 higher than previously announced
– Q1 2015 dividend payable on April 13, 2015 to shareholders of record on March 30, 2015
Currently forecast paying an annual cash dividend of approximately $1.81 in 2015, subject to Board approval
In connection with the BDC conversion, Newtek will declare and pay a one-time special dividend during
2015
– Special dividend will distribute prior C-corp earnings and profits
– Newtek’s Board of Directors will take into consideration the timing, amount and composition of this distribution once the Company has filed its 2014 tax returns
– Special dividend anticipated to be treated as a “Qualified Dividend” for tax purposes

www.thesba.com

Financial Highlights - Newtek Small Business Finance (“NSBF”)
For the full year ended December 31, 2014, originated $202.3 million of loans; an increase of approximately 13.7%
over December 31, 2013
Originated $65.2 million in loans in Q4 2014; an increase of 12.4% over $58.0 million in Q4 2013
Originated a record $30.3 million in loans during December 2014
Expect to originate $53.0 million of loans in Q1 2015; an increase of approximately 16% over Q1 2014
Expect to originate between $240 million and $280 million of loans in 2015, which represents an approximate 29%
increase over 2014
December 2014: completed 5
th
and largest securitization of $31.7 million of S&P A-rated unguaranteed SBA 7(a)
loan-backed notes
Anticipate total loan servicing portfolio, through NSBF and Small Business Lending (a wholly owned portfolio company), to exceed approximately $1.1 billion over the next 30 days based on confirmation of an anticipated transfer of an existing portfolio during Q1 2015
Estimate significant loan funding and balance sheet growth in 2015, in conjunction with the conversion to a BDC and recent capital raise

www.thesba.com

Net asset value (“NAV”): $16.31 per share at December 31, 2014
– Above the Company's previously reported June 30, 2014 pro forma NAV of $15.50 per share
– An increase of approximately 50% over book value at December 31, 2013 of $10.88 per share
Adjusted Net Investment Income (Loss)
– Adjusted Net Investment Income (Loss) = Net Investment Income (Loss) + Net Realized Gain on Investments
– For the period of November 12, 2014 through December 31, 2014:
Adjusted Net Investment Loss of $1.9 million, or $0.25 per share, which includes net realized gain on investments of $595,000
Note: In December 2014, the Company decided to hold approximately $30 million in loans that were originated in December
If these loans were sold in 2014, they would have generated approximately $3.3 million of premium income, which would have positively impacted adjusted net investment income
o
With the addition of $3.3 million of premium income, Adjusted Net Investment Income would have been $1.3 million, or 0.18 per share
Valuation Metrics
.
.
.

Newtek®
"The Small Business Authority®"

Newtek Business Services Corporation
S&P 500
NASDAQ Composite
350
300
250
200
150
100
50
Dec-09
Apr-10
Aug-10
Dec-10
Apr-11
Aug-11
Dec-11
Apr-12
Aug-12
Dec-12
Apr-13
Aug-13
Dec-13
Apr-14
Aug-14
Dec-14

www.thesba.com

NEWT has outperformed the S&P 500 and NASDAQ Composite Indices over the 5-year period from December 31,
2009 through December 31, 2014
NEWT:
–
December 31, 2014 closing price: $14.76
–
March 25, 2015 closing price: $19.64
NEWT Historical Stock Performance Comparison
Newtek Business Services Corp. Indexed Price Performance
12/31/2009-12/31/2014
Prices indexed to 100

www.thesba.com

Gain-on-Sale Premium Trend
In December 2014, Company decided to hold approximately $30 million in loans originated in December 2014
If these loans were sold in 2014, they would have generated approximately $3.3 million of additional premium income, and the premium income for the full year of 2014 would have been approximately $22.8 million vs.
the reported $19.5 million
For the 12-month period ended December 31, 2014, sale prices on guaranteed loan sale averaged 112.49%, net to the Company
Loan Sale Premium Income Trend
$ in millions
2010 2011 2012 2013 2014
$2,428 $12,468 $12,367 $19,456 $19,493
.
.
.

www.thesba.com

Guaranteed Loan Pricing Comparison
All Loans 10-Year Term Loans 25-Year Term Loans
Qtr
Weighted
Average Sale
Price
Weighted
Average Net
Price to NSBF
Weighted
Average Loan
Term (Yrs)
Weighted
Average Sale
Price
Weighted
Average Net
Price to NSBF
Weighted
Average Sale
Price
Weighted
Average Net
Price to NSBF
Q1 2014 114.49 112.24 15.95 112.19 111.10 118.49 114.25
Q2 2014 115.15 112.57 18.60 112.47 111.23 117.33 113.66
Q3 2014 116.37 113.19 22.32 113.66 111.83 116.89 113.45
Q4 2014 113.62 111.73 17.87 111.40 110.54 115.62 112.81
YTD 2014 115.01 112.49 18.79 112.25 111.09 117.05 113.53
All Loans 10-Year Term Loans 25-Year Term Loans
Qtr
Weighted
Average Sale
Price
Weighted
Average Net
Price to NSBF
Weighted
Average Loan
Term (Yrs)
Weighted
Average Sale
Price
Weighted
Average Net
Price to NSBF
Weighted
Average Sale
Price
Weighted
Average Net
Price to NSBF
Q1 2015 114.78 112.39 18.70 112.91 111.45 116.11 113.05
YTD 2015 114.78 112.39 18.70 112.91 111.45 116.11 113.05

www.thesba.com

Current Loan Pipeline
Current Loan Pipeline
Prequalified Loans $32,975,192
Loans In Underwriting $39,625,149
Approved Pending Closing $43,434,400
Open Referrals $203,938,380
Total Loan Pipeline $319,973,129

www.thesba.com

Lower Cost of Debt and Equity Capital
Improved terms on warehouse lines of credit
– CapitalOne, N.A. $50 million line of credit to finance SBA 7(a) business
– Releases significant amount of other collateral in the form of portfolio companies on a go-forward basis
Subject to approval by the Small Business Administration
Refinanced mezzanine debt with Summit Partners Credit Advisors, L.P.
– Capital One N.A. $10 million term loan used to refinance $10 million of mezzanine debt, which reduced cash interest expense on an annual basis by more than $1.0 million, or 1000 basis points, for a total of approximately
$4.2 million over the remaining term of the retired mezzanine debt
Receiving higher yield and advance rates in securitization transactions
– Completed 5
th
and largest securitization of $31.7 million of S&P A-rated unguaranteed SBA 7(a) loan-backed notes in December 2014
– Received more favorable terms than in past securitizations
Received a 3.0% improvement on the advance rate and 40 basis point improvement in the quality spread since the
Company's December 2013 securitization
.
.

www.thesba.com

Newtek Small Business Finance
One of 14 Non-Bank SBA Government-Guaranteed Lender Licenses (these licenses are no longer being issued)
Small balance, industry and geographically diversified portfolio of 768 loans
– Average loan size is $171K of average Newtek uninsured retained loan balance
Typical $1 million loan is:
– 75% ($750,000) Full Faith and Credit Government Guaranteed Loan Participation
Liquid market netting a 113% premium to par
– 25% ($250,000) Uninsured but not subordinate to government participations
Currently financing at 3.75% through securitization
Floating rate at Prime plus 2.75% with no caps; equivalent to 6% cost to borrower
No origination fees with 7- to 25-year amortization schedules and are receiving high-quality loan product
Secondary market established for SBA 7(a) government-guaranteed lending for over 61 years and Newtek establishes liquidity for uninsured portions through securitizations
After securitization of uninsured portion and sale of government insured portion, principal in the loan is returned
.
.

www.thesba.com

Loan Sale Transaction
(1) Premiums above 10% split 50/50 with SBA. This example assumes guaranteed balance is sold at 15%. The additional 5% (15%-10%) is split with SBA. Newtek nets 12.5%
(2) Assumes 12.5% of the Guaranteed balance
(3) Assumes 71% advance rate in securitization on unguaranteed balance
(4) Assuming the loan is sold in a securitization in 12 months
(5) Net cash created pre-tax per $1 million of loan originations
Net Cash Created in Loan Sale Transaction – An Example
Key Variables in Loan Sale Transaction
Loan Amount $1,000,000
Guaranteed Balance (75%) $750,000
Unguaranteed Balance (25%) $250,000
Premium (1) 12.5%
Term 25 years
Net Cash Created Pretax
Guaranteed Balance $750,000
Premium Received on Guaranteed Balance (2) $93,750
Cash Received in Securitization (3) $177,500
Total $1,021,250
Net Cash Created Pre-Tax (Post
Securitization) (4,5)
$21,250

www.thesba.com

Loan Sale Transaction
(1) Premiums above 10% split 50/50 with SBA. This example assumes guaranteed balance is sold at 15%. The additional 5% (15%-10%) is split with SBA. Newtek nets 12.5%
(2) Assumes 12.5% of the Guaranteed balance
(3) Value determined by GAAP servicing value; a present value of future servicing income
(4) Net risk-adjusted profit recognized per $1 million of loan originations
(5) Uninsured piece gets immediately written down at origination to reflect cumulative estimate of default frequency and severity
Direct Revenue / Expense of a Loan Sale Transaction – An Example
Key Variables in Loan Sale Transaction
Loan Amount $1,000,000
Guaranteed Balance (75%) $750,000
Unguaranteed Balance (25%) $250,000
Premium (1) 12.5%
Term 25 years
Resulting Revenue (Expense)
Associated Premium (2) $93,750
Servicing Asset (3) $18,630
Total Premium Income $112,380
Packaging Fee Income $2,500
FV Non-Cash Discount on Uninsured Loan
Participations
$(12,500)
Referral Fees Paid to Alliance Partners $(7,500)
Total Direct Expenses $(20,000)
Net Risk-Adjusted Profit Recognized (4,5) $94,880

www.thesba.com

Comparative Loan Portfolio Data
12/31/2010 vs. 12/31/2014
Since 2010, the credit quality and diversification of the loan portfolio has steadily improved
Loan Characteristic
As of
12/31/10
As of
12/31/14
Business Type:
Existing Business 53.9% 79.9%
Business Acquisition 25.9% 13.7%
Start-Ups 20.2% 6.4%
Primary Collateral:
Commercial RE 45.3% 58.6%
Machinery &
Equipment
22.8% 19.4%
Residential RE 22.3% 10.4%
Other 9.6% 6.5%
Percentage First Lien on RE:
Commercial RE 84.8% 96.1%
Residential RE 9.9% 18.7%
Loan Characteristic
As of
12/31/10 Loan Characteristic
As of
12/31/14
Industry:
Restaurant 10.6% Restaurant 8.3%
Hotels & Motels 7.6%
Amusement &
Recreation
7.2%
State Concentration:
Florida 21.6% New York 12.2%
New York 12.7% Florida 11.0%
Georgia 14.1% Connecticut 7.6%
Other:
Total Portfolio ($mm) $31 $132
Avg. Balance ($mm) $0.076 $0.172
Wtd. Avg. Mean FICO 675 703
Wtd. Avg. Current LTV 78.2% 72.7%

www.thesba.com

Expanding Senior Management Team
Michael W. Campbell
Chief Credit Officer & Chief Risk
Officer, Newtek Merchant
Solutions
Over 20 years’ experience in merchant bankcard operations with expertise in credit and risk management
Brings extensive and diversified experience in areas of merchant operations, bankcard credit, risk management, card scheme rules, policy, fraud, regulatory, data security and portfolio management
Most recently, Mr. Campbell was the Vice President and Head of Risk for Charge Payment Merchant
Services where he managed all phases of the operation with direct management of all credit, risk, policy, regulatory and operational matters
Prior to that, he was a senior risk consultant at The Strawhacker Group where he was the business leader for all acquiring and issuing risk projects providing guidance to investors, issuers and acquirers with respect to portfolio quality and best practices for credit, risk, policy, regulatory, excessive chargebacks,
PCI and EMV matters
Mr. Campbell spent 5 years as the Head of Credit US, eCommece and Merchant PCI at RBS Worldpay
where he reported to the CEO in areas of credit, Merchant PCI, sponsorship bank relationship and internal security
Mr. Campbell spent over 10 years at Chase Paymentech Solutions as Vice President of National and Credit
Partner Risk where he established a department to manage credit and risk for CPS’ national portfolio and
ISO partner programs while playing a key role in the integration of the Chase Merchant Services and
Paymentech’s credit cultures
He also was Head of Credit for Chase Merchant Services where his primary role was to ensure credit functions provided by FDC were effectively administered on behalf of Chase Merchant Services
Earlier in his career, for over 5 years, he was a Vice President and Risk Manager for Barnett Merchant
Services Corporation where he was a member of Barnett’s Merchant senior management team responsible for all areas of risk
Mr. Campbell is a member of Visa and MasterCard Advisor Committees, Merchant Acquirer’s Committee
(MAC), Fraud Advisory Committee (ETA) and the International Association of Financial Crimes Investigator
Mr. Campbell is a graduate of the University of South Carolina
Mr. Campbell is a US Army Veteran
Mr. Campbell will be based in the Company’s West Allis, Wisconsin office

www.thesba.com

Expanding Senior Management Team
John Raven
Chief Operating Officer,
Managed Technology Solutions
Over 20 years’ experience in information technology space
Brings a broad array of expertise in areas of cloud technology, information technology and, security and data center and storage solutions as well as sales and marketing, and product development
Mr. Raven is an operations executive offering deep expertise and proven performance in leading, developing, managing and delivering complex solutions in support of a company’s objectives
Most recently, Mr. Raven offered Chief Technology Officer and Chief Operating Officer consulting services to Looksmart, LTD. and Clickable
Prior to that, he served as a Chief Technology Officer and Chief Operating Officer consultant for IBM
Global Services and its elite IBM Export Blue Team where he provided information technology architect services
Prior to that, Mr. Raven was the President, Chief Technology Officer and Chief Operating Officer for
YP.com & LiveDeal, Inc., where he analyzed priority strategic challenges, delivered concepts and recommendations for course of action to CEO and Board
Throughout his career he has held various senior positions at technology companies including Perot
Systems, Read-Rite Corporation, Southern Texas PCS (T-Mobile) and Viacom, Inc.
Mr. Raven is a graduate of the California Institute of Technology with a B.S. in Computer Science
Mr. Raven spent 12 active years and 10 reserve years with the United States Army, serving as a soldier and combat veteran in the Infantry and Special Operations
Mr. Raven worked for NASA Jet Propulsion Laboratory for 3 years as a System and Network Engineer for the 1996 Mission to Mars, Mars Pathfinder
He is an ISC 2 Certified Information Systems Security Professional (C.I.S.S.P) and Project Management
Institute Project Management Professional (P.M.P)
Has experience with Hypervisor platforms, SQL database environments, network and telecom environments, datacenter operations, information security systems, storage systems, compliance standards, leadership and management methodologies, Internet search systems, Internet marketing, carrier operations and manufacturing systems
Mr. Raven will be based in the Company’s Phoenix, Arizona office

www.thesba.com

Portfolio Company - Electronic Payment Processing
(1) Estimates via Bloomberg.
Publicly Traded Comparable Companies
Name (Symbol)
Enterprise Value /
2015E EBITDA (1)
Heartland Payment Systems (HPY) 9.10x
Vantiv, Inc. (VNTV) 10.24x
Valuation & Financial Performance
Valued at 4.75x EBITDA
Valued at $45.5 million
We have wholly owned and managed this business for over 10 years
We are a registered Independent Sales Organization (ISO) with Visa and MasterCard
We are the “State-of-the-Art Merchant Processor”
Point of sale (POS) in the Cloud, Gateway and Switch, CyberScan
15,000 business accounts; realized over $4.6 billion in electronic payment processing volume in 2014
Entered into new partnership with SEQR, by Seamless (OMX: SEAM) which, according to Seamless, is one of the world’s largest suppliers of payment systems for mobile phones
Growth and acquisition story
One-of-a-kind eCommerce capability
Secured mobile wallet
Appointed Mr. Michael Campbell as Chief Credit Officer and Chief Risk Officer of Newtek Merchant
Solutions

www.thesba.com

Portfolio Company - Managed Technology Solutions
(1) Estimates via Bloomberg.
(2) According to Gartner "...in the next five years enterprises will spend $921 billion on public cloud services (2013-2017)." Excerpt from Gartner Presentation: Cloud Computing 2014: ready for real business?
Darryl Carlton, October 2013
(3) "The use of cloud computing is growing, and by 2016 this growth will increase to become the bulk of new IT spend." Excerpt from Gartner Press Release, Oct. 24, 2013;
We have wholly owned and managed this business for over 10 years
We host and manage SMBs computer hardware, software and their technology solutions in our Level-4, 5,000 square foot data center in Phoenix, Arizona
Over 106,000 business accounts manage solutions of hardware and software for business clients; manage over
77,000 domain names
This segment is being transformed to take advantage of shift to cloud-based business trends including:
eCommerce, Payroll and Insurance
According to Gartner
2,3
, cloud computing is expected to have a very promising future and experience significant growth; enterprises will spend $921 billion on public cloud services over the five-year period (2013-2017)
Implementing cost-reduction measures and new product introductions as part of repositioning strategy
Several changes with MTS senior management team
Appointed Mr. John Raven as Chief Operating Officer of MTS
Publicly Traded Comparable Companies
Name (Symbol)
Enterprise Value /
2015E EBITDA (1)
Endurance (EIGI) 12.07x
Rackspace Holdings, Inc. (RAX) 7.12x
Valuation & Financial Performance
Valued at 3.75x EBITDA
Valued at $21.5 million
http://www.gartner.com/newsroom/id/2613015

www.thesba.com

Internally Managed BDC Public Comparables
Newtek currently trading at 1.20x* NAV
Internally managed BDC public comparables currently trade at a median price to NAV of approximately 1.4x**
– Hercules Technology Growth Capital (NASDAQ: HTGC)
– KCAP Financial (NASDAQ: KCAP)
– Main Street Capital (NASDAQ: MAIN)
– Triangle Capital (NASDAQ: TCAP)
* As of March 25, 2015 closing price ox $19.64
**As of March 23, 2015.  Based on the following public comparable companies: HTGC, KCAP, MAIN, TCAP

www.thesba.com

Comparable Company Statistics
On Deck Capital (NYSE: ONDK)
– Operates an online platform for small business lending
– Raised $200 million in IPO on 12/17/14
– $1.3 billion market valuation
Lending Club (NYSE: LC)
– Operates as an online marketplace that facilitates loans to consumers and businesses in the U.S.
– Raised over $1.0 billion in IPO 12/11/14
– $8.9 billion market valuation
BankUnited, Inc. (NYSE: BKU)
– Acquired Certus’ Small Business Finance Unit in an asset purchase transaction
– Certus’ loan portfolio totaled approximately $203 million as of January 31, 2015
– Purchase price for the transaction will be a $20 million premium to the tangible NAV

www.thesba.com

Investment Summary
NAV of $16.31 per share at December 31, 2014; higher than the previously announced June 30, 2014 pro forma
NAV of $15.50 per share
–
December 31, 2014 NAV over 2x the book value at December 31, 2010 of $7.79 per share
Company is better suited for investors as  BDC vs. a C-corp
Forecasted dividends
–
March 19, 2015: declared first cash dividend of $0.39 per share; forecast paying an annual cash dividend of approximately $1.81 in 2015
–
Newtek will declare and pay a one-time special dividend during 2015
Investing in an operating business without excessive leverage offers attractive returns without excessive risk
Portfolio companies wholly owned and managed, most for over 10 years, by Newtek Business Services Corp.
Newtek Business Services Corp. is an internally managed BDC
No derivative securities in BDC
2
nd
lien or mezzanine financing as a business line
Zero direct lending exposure to oil and gas industry
* As of March 25, 2015 closing price ox $19.64
**As of March 23, 2015.  Based on the following public comparable companies: HTGC, KCAP, MAIN, TCAP
–
Internally managed BDC public comparables currently trade at a median price to NAV of approximately 1.4x**

www.thesba.com

Additional Investment Highlights
(1) As of December 31, 2014
(2) As of March 24, 2014.
(3) As of March 23, 2015. Based on the following public comparable companies: HTGC, KCAP, MAIN, TCAP
Largest Non-Bank
SBA Lender in U.S.
Currently the largest non-bank institution U.S. Small Business Administration (SBA) licensed lender under the federal
Section 7(a) loan program based on annual origination volume (national PLP status)
9
th
largest SBA 7(a) lender including banks
(1)
ROI in SBA 7(a) lending in excess of 30%
Secondary market established for SBA 7(a) government-guaranteed lending for over 61 years and Newtek establishes liquidity for uninsured portions through securitizations
All SBA 7(a) loans are floating rate, indexed to Prime and have no caps
Proven
Track Record
Established in 1998; publically traded since September 2000
National SBA 7(a) lender to small business since 2003; 11-year history of loan default frequency and severity statistics
Issued 5 S&P Rated AA & A Securitizations since 2010
Highly Experienced
Management Team
Management’s interests aligned with shareholders
Attractive
Dividend
Declared initial Q1 2015 dividend of $0.39 / share
Forecast paying an annual cash dividend of approximately $1.81 in 2015, subject to Board approval
Newtek will declare and pay a one-time special dividend during 2015
Internally
Managed
NEWT is internally managed with no base or incentive fees paid to an external manager
Internally managed BDC public comparables currently trade at a median price to NAV of approximately 1.4x
(3)
Portfolio
Companies
Wholly own and have managed portfolio companies, most for over 10 years
– CEO alone owns approximately 10% of outstanding shares
(2)
– Founders, Management and Board combined own approximately 20% of outstanding shares
(2)

www.thesba.com Financial Review – Jennifer C. Eddelson, Chief Accounting Officer

www.thesba.com

GAAP Financial Results
At December 31, 2014:
– Net Asset Value (“NAV”) was $166.4 million, or $16.31 per share higher than previously announced
– Investment portfolio of $233.5 million
– Total liquidity of $30.8 million
– Asset coverage for borrowed amounts was 222.9%
For the period of November 12, 2014 through December 31, 2014:
– Total Investment Income was $2.0 million
– Net investment loss was $2.5 million, or $0.33 per share
For the period from January 1, 2014 through November 11, 2014, diluted earnings per share for Newtek Business
Services, Inc. were $0.45